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                                                                     EXHIBIT 4.1


                NUMBER              [Logo]              SHARES



                 INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


COMMON STOCK                                 CUSIP 891924 10 2
                                             SEE REVERSE FOR CERTAIN DEFINITIONS


This Certifies That



is the owner of

          FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE, OF

Track 'n Trail, a Delaware corporation (the "Corporation"). The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by the holder's duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Corporation's transfer agent and registrar.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signatures of it duly authorized offers and has caused a facsimile of its corporate seal to be hereunto affixed.

     Dated:


      /s/ DANIEL J. NAHMENS           [SEAL]         /s/ DAVID L. SUECHTING, JR.
              SECRETARY                                 CHAIRMAN OF THE BOARD




     COUNTERSIGNED AND REGISTERED:

     AMERICAN SECURITIES TRANSFER & TRUST, INC.
          TRANSFER AGENT AND REGISTRAR



By
               AUTHORIZED SIGNATURE


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     A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares of stock of the Corporation, and upon the holders thereof as established by the Certificate of Incorporation or by any certificate of determination of preferences, and the number of shares constituting each series or class and the designations thereof, may be obtained by any stockholder of the Corporation upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

               UNIF GIFT MIN ACT - ..............Custodian..............
                                       (Cust)                (Minor)
                                   under Uniform Gifts to Minors
                                   Act..................................
                                                  (State)
               UNIF TRF MIN ACT -  ..............Custodian (until age...)
                                       (Cust)
                                   ...............under Uniform Transfers
                                       (Minor)
                                   to Minors Act........................
                                                        (State)


       Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, _________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

 . . . . . . . . . . . . . . . . . . . . .

 . . . . . . . . . . . . . . . . . . . . .


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          Shares
-------------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
-----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      ----------------------------------

                                        ----------------------------------------
                                        NOTICE:  THE SIGNATURE TO THIS
                                        ASSIGNMENT MUST CORRESPOND WITH THE NAME
                                        AS WRITTEN UPON THE FACE OF THE
                                        CERTIFICATE IN EVERY PARTICULAR WITHOUT
                                        ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                        WHATEVER.
Signature(s) Guaranteed:


By
   -------------------------------------

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.